ROCHESTER FUND MUNICIPALS
                  SUPPLEMENT DATED DECEMBER 29, 1997 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 16, 1997


This Supplement changes the Statement of Additional Information as follows:

1. The second paragraph under the heading "Municipal Leases" on page 4 is deleted and replaced with the following:

            In addition to the "non-appropriation" and "abatement" risks, investments in Municipal Leases represent a relatively new type of financing. As such, Municipal Leases have not yet developed the depth of marketability associated with more conventional Municipal Obligations. The Fund will seek to minimize these risks by investing not more than 10% of its total assets in Municipal Leases that contain "non-appropriation" clauses, and by investing only in those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obligor has maintained good market acceptability in the past, (4) the investment is of a size that will be attractive to institutional investors, and (5) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment is ever required.

2. The paragraph following item (11) under "Fundamental Investment Restrictions" on page 20 is deleted and replaced with the following:

            For the purposes of the Fund's policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus and this Statement of Additional Information, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy. Bonds which are refunded with escrowed U.S. government securities are considered U.S. government securities for purposes of the Fund's policy not to concentrate.

            Subject to the limitations stated above, the Fund may from time to time invest more than 25% of its total assets in a particular segment of the municipal securities market, including but not limited to general obligation bonds, pollution control bonds, hospital bonds, or any other municipal segment listed in Appendix A to this Statement of Additional Information. In these circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project or decreased demand for a type of project ) might also affect other bonds in the same municipal market segment, thereby potentially increasing market risk to the Fund.


December 29, 1997                                                   PX0365.003